Exhibit 32



                        President's Written Certification
                             Of Financial Statements
                       Pursuant to 18 U.S.C. Statute 1350



     Pursuant to 18 U.S.C. Statute 1350, as adopted pursuant to Section 907 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies in his capacity as president of 4net Software, Inc. (the "Company") that

     (a) the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2010 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

     (b) the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.


Dated: August 11, 2010


                                            /s/ Steven N. Bronson
                                            ----------------------------------
                                            Steven N. Bronson, President